UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 16, 2000
                                -----------------




                               Imo Industries Inc.
             (Exact name of registrant as specified in its charter)




         Delaware                    1-9294                       21-0733751
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



       997 Lenox Drive, Suite 111
            Lawrenceville, NJ                            08648
 (Address of principal executive offices)              (Zip Code)


      Registrant's telephone number, including area code: (609) 896-7600



                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)





Item 5.  Other Events.

In a press release dated November 16, 2000, the Registrant announced that it had entered into an agreement to sell its Morse Controls division to Teleflex Incorporated.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.
------   --------------------------------------------------------


        (c)  Exhibits

        99.1   Press release dated November 16, 2000, issued by the Registrant.



                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                IMO INDUSTRIES INC.



Date: November 16, 2000           By:   /s/ John A. Young
                                        -----------------
                                            John A. Young
                                            Vice President and
                                            Chief Financial Officer